CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Cagle’s, Inc. for the year ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, J. Douglas Cagle, Chief Executive Officer of Cagle’s, Inc., certify that:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 08, 2005          By: /s/ J. Douglas Cagle

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                                           J. Douglas Cagle

                                          Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Cagle’s, Inc. for the year ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Mark M. Ham IV, Chief Financial Officer of Cagle’s, Inc., certify that:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 08, 2005          By: /s/ Mark M. Ham IV

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                                           Mark M. Ham IV

                                           Chief Financial Officer